Exhibit 10.27

FIRST AMENDMENT TO
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS
AGREEMENT (this “Amendment”), dated as of December 1, 2022 (the “Amendment Date”), is entered into by and between Liberty Energy Inc., a Delaware corporation, formerly known as Liberty Oilfield Services Inc. (the “Company”), and Schlumberger Technology Corporation, a Texas corporation (“Schlumberger” and, together with the Company, the “Parties”). Capitalized terms used by not defined herein shall have the meaning set forth in the Registration Rights Agreement (defined below).

BACKGROUND

WHEREAS, in connection with the Company’s initial public offering of its Common Stock, the Company provided registration rights with respect to certain Registrable Securities pursuant to that certain Registration Rights Agreement (the “Original Agreement”), dated as of January 17, 2018, by and among the Company and the initial holders signatory thereto;

WHEREAS, Holders constituting the holders of a majority of the Registrable Securities, as of December 31, 2020, subsequently amended and restated the Original Agreement in its entirety on December 31, 2020 pursuant to Section 9(c) thereof (the Original Agreement, as amended, the “Registration Rights Agreement”);

WHEREAS, as of the Amendment Date, Schlumberger is the Holder under the Registration Rights Agreement that holds a majority of the Registrable Securities; and

WHEREAS, the Parties now desire to further amend the Registration Rights Agreement pursuant to Section 10(c) thereof and to enter into this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby amend the Registration Rights Agreement as follows:

1. Amendment to Registration Rights Agreement. As of the Amendment Date, the definition of Registrable Securities as set forth in Section 1 of the Registration Rights Agreement is hereby amended by deleting such definition in its entirety and restating it as follows:

“Registrable Securities” means the Shares; provided, however, that Registrable Securities shall not include: (a) any Shares that have been registered under the Securities Act and disposed of pursuant to an effective Registration Statement or otherwise transferred to a Person who is not entitled to the registration and other rights hereunder; (b) any Shares that have been sold or transferred by the Holder thereof pursuant to Rule 144 (or any similar provision then in force under the Securities Act) and the transferee thereof does not receive “restricted securities” as defined in Rule 144; (c) any Shares that may be sold pursuant to Rule 144 (or any similar provision then in force under the Securities Act) without regard to volume or manner of sale limitations, and (d) any Shares that cease to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise).

2. Continuing Effect. Except as modified and amended herein, all of the terms and conditions of the Registration Rights Agreement remain in full force and effect and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendment contained herein will not be construed as an amendment to or waiver of any other provision of the Registration Rights Agreement or as a waiver of or consent to any further or future action on the part of any party that would require the waiver or consent of another party. On and after the Amendment Date, each reference in the Registration Rights Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Registration Rights Agreement in any other agreements, documents or instruments executed and delivered pursuant to, or in connection with, the Registration Rights Agreement, will mean and be a reference to the Registration Rights Agreement as amended by this Amendment.

3. Representations and Warranties. Schlumberger hereby represents and warrants to the Company, and the Company hereby represents and warrants to Schlumberger, that (i) it has the full right, power and authority to enter into this Amendment and to perform its obligations hereunder and under the Registration Rights Agreement as amended by this Amendment, and (ii) the execution of this Amendment by the individual whose signature is set forth at the end of this Amendment on behalf of such Party, and the delivery of this Amendment by such Party, have been duly authorized by all necessary action on the part of such Party; and (iii) this Amendment has been executed and delivered by such Party and constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws and equitable principles related to or affecting creditors’ rights generally or the effect of general principles of equity.

4. Counterparts. This Amendment may be executed in several identical counterparts all of which shall constitute one and the same instrument.

5. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Delaware. Each of the Parties irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware and the United States District Court for the District of Delaware and the appellate courts therefrom for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Amendment and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each Party anywhere in the world by the same methods as are specified for the giving of notices under this Amendment. Each of the Parties irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AMENDMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

6. Further Assurances. Each of the Parties hereto shall execute and deliver, at the reasonable request of the other Party hereto, such additional documents, instruments, conveyances and assurances and take such further actions as such other Party may reasonably request to carry out the provisions hereof and give effect to the transactions contemplated by this Amendment.

[Signature pages follow]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

COMPANY:
LIBERTY ENERGY INC.
By: /s/ R. Sean Elliot Name: R. Sean Elliot Title: Vice President, General Counsel and Corporate Secretary
Signature Page to First Amendment to Amended and Restated Registration Rights Agreement

HOLDER: SCHLUMBERGER TECHNOLOGY CORPORATION
By:	/s/ Chad Peterson
Name:	Chad Peterson
Title:	Managing Director US Land
Signature Page to First Amendment to Amended and Restated Registration Rights Agreement